Exhibit 99.3

EXECUTIVE SUMMARY

BRAVO 2025-CES2

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”) performed certain due diligence services (the “Review”) described below on residential mortgage loan(s) acquired by Loan Funding Structure LLC. The Review was conducted from May 2025 to August 2025 on mortgage loans originated in March 2025 through May 2025. The Review consisted of 100% of the population of 608 loans with an aggregate original loan balance of $47,668,971.00.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The credit review included the following (collectively, the “Credit Review”):

1.	Guidelines Review
a)	MaxDiligence will review the Loan to determine if the Loan originated in compliance with the applicable Guidelines. MaxDiligence will re-underwrite the Loans to the Guidelines provided or specified by Client; if Client does not provide any Guidelines, MaxDiligence will re-underwrite the Loans to the general underwriting criteria/guidelines established by Freddie Mac and Fannie Mae (“Agency Guidelines”). Unless told otherwise, MaxDiligence will use Client-provided Guidelines for any subsequent Credit Review. Client-provided Guidelines that increase review time are subject to mutual agreement.
2.	Qualified Mortgage / Ability-to-Repay Review

Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability-to-Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act. For these Loans, MaxDiligence will (a) Confirm that the originator/aggregator provided a QM designation, and (b) review the Loan for the eight (8) key underwriting factors below that are required pursuant to the ATR rule. In good faith, Client and MaxDiligence will review and adjust this section at any point during the term of this SOW No. 4 as QM criteria changes.

a)	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12
C.F.R. 1026.43, excluding investment properties, as set forth below:

i.	The ATR underwriting standards (12 C.F.R. 1026.43(c)) as evaluated based on the applicable investor guidelines;
ii.	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
iii.	QM (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.);
iv.	Loans with application dates on or after July 1, 2021, are required to meet the revised general Qualified Mortgage definition that became effective March 1, 2021, as set forth in 12 CFR 1026.43(e)(2); and
v.	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

b)	MaxDiligence will review each applicable Loan for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation of QM, Non-QM, or exempt from ATR. MaxDiligence shall determine a Loan’s status under the ATR or QM rule requirements and assigns the applicable designation. Generally, MaxDiligence notes as a material exception if the findings do not confirm the originator’s designation. Additionally, MaxDiligence notes if an originator’s designation was not provided.

c)	MaxDiligence utilizes the following designations for applicable loans: QM designations: QM Safe-Harbor, QM 2.0 Safe Harbor, Temporary QM, Non-QM, QM Rebuttal Presumption and ATR Designations: ATR Compliant, ATR Exempt and ATR Fail.

d)	With respect to QM Safe Harbor, QM 2.0 and Higher-Priced designated mortgage loans, MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), the points and fees exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

e)	If a mortgage loan was designated as QM, MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph.
f)	For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, MaxDiligence then determines whether the mortgage loan is a Safe Harbor QM or QM Rebuttable Presumption by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

g)	For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, MaxDiligence then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements, as defined within the applicable underwriting guidelines, and provides a due diligence designation of Non-QM indicating compliant, ATR risk indicating it may not be compliant, or ATR Fail, indicating it is non-compliant.
h)	MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:
i	Income / Assets - Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to Confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.
ii	Review Loan documentation for required level of income and asset verifications.
iii	Employment - Review file documentation for required level of employment.
iv	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.
v	Simultaneous Loans - Ensure that all concurrent Loans were included in the debt-to-income ratio (“DTI”) calculation, to properly assess the ability to repay.
vi	Mortgage-Related Obligations - Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.
vii	Debts / Obligations - Validate monthly recurring non-mortgage-related liabilities.
viii	DTI / Residual Income - Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.
ix	Credit History - Review credit report for credit history and required credit depth, including any / all inquiries, and determine a representative credit score from the credit report.

Property Review

MaxDiligence performed a Property Review, which included the following:

1.	Property Review

a.	MaxDiligence’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. MaxDiligence’s review will include verifying the appraisal report:
b.	On the appropriate GSE form:
i.	All elements of appraisal are present
ii.	Ensure all applicable Loan documents match appraisal information
iii.	Property is acceptable collateral for Loan program
iv.	Completed by an appraiser that was actively licensed to perform the valuation
v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender
vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known to MaxDiligence, to the original report are documented and dated completed and dated within the guideline’s restrictions,
vii.	The original appraisal is ‘As is' or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.
viii.	Determine whether the appraisal or valuation meet Client supplied eligibility requirements or guidelines.
ix.	With regard to the use of comparable properties, MaxDiligence’s review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
x.	Other aspects of MaxDiligence’s review include (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

c.	If more than one valuation was provided, MaxDiligence will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, MaxDiligence will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in MaxDiligence’s review result in a variance of more than 10% then the client will be notified of such variance.
d.	MaxDiligence will confirm, to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, MaxDiligence will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.
e.	In addition, MaxDiligence will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Compliance Review

1.	“Compliance Review” means that MaxDiligence will review each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complies with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.
2.	TRID Requirements: This section is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”). With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, MaxDiligence implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the SFA RMBS TRID Grid 4.0 Compliance Review Scope published by the Structured Finance Association (formerly SFIG) (the "SFA RMBS Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. MaxDiligence worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While MaxDiligence continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

a)       For TRID Loans, the Compliance Review will include:

i.	Loan Estimates (“LEs”)
a.	Confirm the presence of the current LE form in effect at the time of origination and verify timely delivery of the initial LE to the borrower (within three (3) business days of application).
b.	Verify that all broker fees were accurately disclosed and reflected in the appropriate locations, including Yield Spread Premium (“YSP”). Ensure fees are reasonable and customary fees for the lender, title company, and escrow company, and that those fees were accurately disclosed on the LE and were reflected in the proper location on the document.
ii.	Revised LEs
a.	If the file contains a revised LE:
b.	Determine whether the file requires evidence of “Changed Circumstances” due to an unexpired rate lock, and if so, determine whether the file contains evidence of valid Changed Circumstances
c.	Confirm that the revised LE was delivered to the borrower within three (3) business days of (i) the Loan originator receiving information sufficient to establish the Changed Circumstances, or (ii) the borrower locking in a new rate.
iii.	Final Closing Disclosure (“CD”)
a.	Verify that the correct CD form was used, and that the Final HUD-1 accurately lists all fees disclosed on the GFE.
iv.	Tolerance Testing
a.	Compare the fees disclosed in the final binding LE to those in the final CD and confirm that final CD fees are within the permitted tolerances.
b.	Confirm that all fees are accurately reflected in the correct tolerance category on the LE and CD, and that Loan terms are accurately disclosed between the LE and CD. If applicable, determine the cost for the Loan originator to cure tolerance or other violations, and verify documentation of appropriate restitution to the borrower.
v.	Other TILA Requirements. MaxDiligence will review all Loans for compliance with the below general Truth in Lending Act (“TILA”) requirements:
a.	Truth in Lending Disclosure

(i)	Review the Truth in Lending Disclosure; Determine if executed by all required parties.
(ii)	Recalculate APR and Finance Charge, payment streams, principal and interest calculations; compare to the Loan originator’s original disclosed calculations and determine if disclosure differences are within allowed tolerances.
vi.	Notice of Right to Cancel (Rescission)

a.      If applicable, verify the transaction date and expiration date, ensure proper execution of the Notice of Right to Cancel by all required parties; verify the disbursement date; and determine if a full three (3) day rescission period was adequately provided to the borrower(s).

vii.	Federal Disclosures

a.      Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures, including:

(i)	ARM Disclosure
(ii)	Right to Receive Copy of Appraisal
b.	Originator License

(i)                 Confirm through NMLS the Loan originator and originating firm’s license status was active and properly disclosed on appropriate Loan documents.

c.	Closing Documents
(i)	Review closing documents to ensure that the Loan information is complete, accurate, and consistent with other documents, and confirm collateral documents have been recorded or sent for recording
viii.	Other Regulations
a.	National Flood Insurance Program (“NFIP”)
(i)	Review each Loan (if applicable to the subject property) to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.
(ii)	Homeowner’s Flood Affordability Act (“HFIAA”)
(iii)	Review to determine whether all premiums and fess for flood insurance are escrowed, and that the escrow is payable with same frequency as payments designated for the Loan.
ix.	High Cost & Anti-Predatory Regulations

a.      HOEPA testing: Review the Loan for compliance with the Home Ownership equity Protection Act (“HOEPA”), including, as applicable:

(i)	APR test
(ii)	Points and Fees test

(iii)             Review of HOEPA disclosure for accuracy (i.e., payment stream, highest payment scenario; dates disclosed, dates acknowledged)

(iv)	Review and confirm documentation type
(v)	Review for evidence of prepayment penalty
(vi)	Verify Debt to Income conformity, if applicable.

b.         Higher Priced Mortgage Loan (HPML) Review: test applicable Loans to verify that the APR threshold compared to the average prime offer rate has not been violated

c.          Agency Points and Fees rules: calculate the allowable agency points and fees thresholds as defined by agency industry guides

d.         Applicable State and Local High-Cost/Anti-Predatory Regulations

x.	Texas Section 50(a)(6) Mortgages

a.         Testing for the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations (as applicable), including but not limited to:

(i)	LTV Threshold
(ii)	Points and Fees Limitation

(iii)             Texas Home Equity Loan Disclosures (including timing and content requirements):

(a)	Home Equity Loan Consumer Disclosure / 12-Day Letter
(b)	Home Equity Loan Interest and Fees Preclosing Disclosure
(c)	Acknowledgement of Receipt of Loan Closing Document Copies
(d)	Home Equity Loan Rescission Notice
(e)	Fair Market Value of Homestead Property Acknowledgment/Affidavit
b)	Compliance Review Documents
For the Compliance Review, MaxDiligence will review the Loan file to confirm that the documents below, to the extent applicable to the Loan, are included in the Loan file and complete:

i	Note, including all riders
ii	Mortgage/Deed of Trust, including all riders

iii	Closing Disclosure(s) for First Lien
iv	Right of Rescission (if applicable based on information provided to MaxDiligence)
v	Disclosures
vi	Servicing Disclosure
vii	Homeowners Counseling Disclosure
viii	Adjustable-Rate Mortgage (ARM) Disclosure
ix	Affiliated Business Disclosure Initial and any re- disclosed Loan Estimate(s)
x	Intent to Proceed
xi	Service Provider List
xii	Change of Circumstance for fee changes
xiii	Escalation documents for exception approval (if applicable).
xiv	Initial, re-disclosed (if applicable), and Final TIL
xv	Initial and re-disclosed (if applicable) GFE
xvi	Final HUD-1
xvii	Right to receive copy of appraisal

3.	Compliance Disclaimers and Exceptions

a)       MaxDiligence will not make a determination as to whether the Loans comply with federal, state, or local laws, constitutional provisions, regulations, or ordinances that are not expressly enumerated above. MaxDiligence cannot guarantee that the Loans are free from any material issues that could affect the future performance of the Loans, or that the Loans are fully compliant with applicable law. Furthermore, the findings reached by MaxDiligence are dependent upon its receiving complete and accurate data regarding the Loans from Client, Loan originators, and other third parties upon which MaxDiligence is relying in reaching such findings.

b)      The MaxDiligence personnel performing the Compliance Review are not attorneys, and the results of the Compliance Review do not constitute legal advice. The Compliance Review is limited to review and determination of certain facts based on Loan information provided by Client and/or other third parties and are intended for informational purposes only. Client has sole responsibility for making any legal conclusions, and for determining whether to include the Loan in any transaction.

4.	For TRID, MaxDiligence will not test:
a)	Loan types that are excluded from compliance with TRID.
b)	Technical formatting of disclosures.
c)	Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.
d)	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, Whether prohibited fees were collected prior to the initial LE being issued
e)	Whether any fee is a “bona fide” fee for third-party services

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 99.67% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Percent of Loans
A	606	99.67%
B	2	0.33%
C	0	0.00%
D	0	0.00%
Total	608	100.00%

Credit Grade Summary
Event Grade	Loan Count	Percent of Loans
A	608	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	608	100.00%

Property Grade Summary
Event Grade	Loan Count	Percent of Loans
A	608	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	608	100.00%

Compliance Grade Summary
Event Grade	Loan Count	Percent of Loans
A	606	99.67%
B	2	0.33%
C	0	0.00%
D	0	0.00%
Total	608	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (i.e., a loan with a Credit Grade of “A”, a Compliance Grade of “B”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Sub-Category	Count
Credit	A	Approval/Underwriting Summary Not Provided	1
		Assets - Insufficient Cash to Close or Reserves	1
		Audited CLTV Exceeds Guideline CLTV	1
		Audited DTI Exceeds Guideline DTI	2
		Audited HCLTV Exceeds Guideline HCLTV	1
		Borrower 1 3rd Party VOE Prior to Close Missing	11
		Borrower 1 Paystubs Missing	2
		Borrower 1 Personal Tax Returns Less Than 24 Months Provided	1
		Borrower 1 Tax Returns Not Signed	4
		Borrower 1 W2/1099 Less Than 24 Months Provided	2
		Borrower 1 W2/1099 Missing	1
		Borrower 1 WVOE Missing	3
		Borrower 2 3rd Party VOE Prior to Close Missing	2
		Borrower 2 Paystubs Missing	1
		Condo - Documentation	1
		Condo - Master Policy Insufficient	1
		DTI - Missing Debts/DTI Within Tolerance (43%)	1
		Evidence of Property Tax Missing	2
		FEMA Declared Disaster Area Post Closing Review	5

		Fraud Report - Fraud Alerts	2
		Guideline - Federal and/or State High Cost Ineligible per guidelines	1
		Hazard Insurance Policy is Partial	2
		HO6 Master Insurance Policy is Missing	1
		Income - Documentation Expired	1
		Income - Employment Gaps	1
		Income - General	1
		Income - Income Documentation Missing	1
		Income - Tax Return Extension Missing	1
		Income and Employment Do Not Meet Guidelines	1
		Liabilities - Excluded Debts	1
		Liabilities - Not Verified	2
		Liabilities - Payoff Missing	1
		Liabilities - REO	14
		Loan Package - Trust Agreement Missing	2
		Missing VOM or VOR	1
		No Credit Findings	502
		State Testing - Texas A6 Cash Out/12 day letter Missing	1
		Title Document is Incomplete	1
		Title Document is Partially Present	27
		Title Document Missing	5
		Trust/POA Does Not Meet Guideline Requirements	1
		Total Credit Grade (A) Exceptions	613
Property	A	Missing Appraisal	1
		Missing Doc - Documentation Missing	3
		No Property Findings	597
		Property Issue - FEMA Declared Disaster Area	1
		Value - Value is supported within -10% of original appraisal amount	6
		Total Property Grade (A) Exceptions	608
Compliance	A	Charges That Cannot Increase Test (50001251)	3
		Charges That In Total Cannot Increase More Than 10% Test (50001257)	3
		Charges That In Total Cannot Increase More Than 10% Test (50001258)	2
		ER - Texas Constitution 3% Fee Limit	1
		Federal - List of Settlement Service Providers Mailed/Delivered Within Three Business Days of Application	1
		Federal - Maximum Late Fee (01/14)	3
		Federal - Section 32 Disclosure Required (High Cost)	4
		Fees: Limited	1
		HighCost: APR	1

		HighCost: APR/FEES	4
		HPML Loan and Full Appraisal Required	1
		Insufficient Change of Circumstance (50001252)	2
		Insufficient Tolerance Cure	2
		Insufficient Tolerance Cure (50001028)	1
		Interest: DaysInYear	1
		Missing Doc - Homeownership Counseling Disclosure/Incomplete	1
		No Compliance Findings	564
		PUD Rider is Missing	1
		Texas - Maximum Fees Allowed	1
		The Final 1003 is Incomplete	1
		The Final 1003 is Missing	1
		TRID: Missing Final Closing Disclosure	2
		TX 50(a)(6) Notice of Extension of Credit / 12 Day Letter Missing	2
		Total Compliance (A) Exceptions	603
Compliance	B	Charges That In Total Cannot Increase More Than 10% Test (50001258)	2
		Total Compliance (B) Exceptions	2

TAPE INTEGRITY REVIEW RESULTS SUMMARY

As part of the Credit, Property and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Of the 608 mortgage loans reviewed, 136 unique mortgage loans (by loan count) had a total of 203 different tape discrepancies across 12 data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by MaxDiligence was not treated as a data variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
B1 Verified Citizenship Designation	1	608	0.16%
Borrower 1 First Name	1	608	0.16%
Borrower 1 Last Name	4	608	0.66%
Borrower 1 Middle Name	113	608	18.59%
Borrower 1 Self-Employment Flag	3	608	0.49%
Borrower 1 SSN	5	608	0.82%
Borrower 2 First Name	6	608	0.99%
Borrower 2 Last Name	4	608	0.66%

Borrower 2 Middle Name	47	608	7.73%
Borrower 2 SSN	1	608	0.16%
Final Reviewed QM Status	17	608	2.80%
Note Date	1	608	0.16%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Property Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.